Exhibit 10.9

EXHIBIT B

EXHIBIT B

FORM OF SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

FORM OF SENIOR SECURED CONVERTIBLE PROMISSORY NOTE & SECURITY AGREEMENT

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: ___________________, 2021 Note No. ______________	Principal Amount: $_________________

8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This 8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE is issued by ADAMAS ONE CORP., a Nevada corporation (the “Company” or “Borrower”), having its principal place of business at 411 University Ridge, Suite 110, Greenville, South Carolina 29601, designated as its eight percent (8%) Senior Secured Convertible Note will be due and payable by the Company at any time on or after nine (9) months from the Original Issue Date noted above upon demand by the Holder unless extended pursuant to the terms herein (the “Note” and, collectively with the other 8% Senior Secured Convertible Promissory Notes issued by the Company pursuant to the Senior Secured Convertible Note Purchase Agreement the “Notes”). This Note is offered and issued pursuant to the Senior Secured Convertible Note Purchase Agreement (the “Agreement”) which is incorporated herein by reference as if set out in full and is made a part hereof, and if there is any conflict between the terms of this Note and the Agreement, the terms of the Agreement shall govern. Terms not defined in this Note shall have the definitions ascribed to them in the Agreement.

FOR VALUE RECEIVED, the Company promises to pay to ______________________, or its registered assigns and successors (the “Holder”) in accordance with the Agreement and the terms hereof the principal sum of $__________________ (“Principal Amount”) plus all of the accrued interest noted herein and all other amounts owing pursuant to the terms of the Agreement and this Note. will be due and payable by the Company on January __, 2022 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the then outstanding principal amount of this Note in accordance with the provisions hereof. All payments under or pursuant to this Note shall be made without setoff, counterclaim or other defense, in United States Dollars in immediately available funds to the Holder at the address of the Holder set forth in the Agreement or at such other place as the Holder may designate from time to time in writing to the Company or by wire transfer of funds to the Holder’s account as instructed in writing by the Holder. All payments received by the Holder will be applied first to any expenses to which it is entitled, then to accrued Interest (and/or Default Interest), and any remainder applied to the unpaid principal amount. Whenever any payment hereunder is due on a day other than a Business Day, such payment will be made on the immediately following Business Day. Upon payment in full of the outstanding principal balance of this Note and all accrued and unpaid Interest thereon and other Obligations hereunder or upon the conversion of all Obligations hereunder, this Note will be automatically cancelled. This Note is subject to the following additional provisions:

EXHIBIT B

Section 1.            Definitions.

For the purposes hereof, in addition to the terms defined elsewhere in this Note, capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

Section 2.           Interest.

(a)       Interest Calculations. Interest shall be calculated at the rate of eight present (8.0%), unless the Default Interest Rate (defined below) is applicable, on the basis of a 360-day year, consisting of twelve thirty (30) calendar day periods, and shall accrue daily commencing on the date of this Note (“Interest”), until payment in full or conversion of the outstanding principal, together with all accrued and unpaid interest, fees, expenses, liquidated damages and other amounts which may become due hereunder (the “Obligation”), has been made. Interest shall cease to accrue on the Conversion Date with respect to the Obligation converted, provided that the Company actually delivers the Conversion Shares within the time period required by Section 3(c)(i) herein.

(b)       Default Interest Rate. Following the occurrence of an Event of Default under Section 8 hereof, this Note shall accrue interest at an annual interest rate of fifteen percent (15%) (the “Default Interest Rate” being “Default Interest”).

(c)       Prepayment or Payment at Maturity. Except as provided for herein upon the occurrence of an Event of Default, the Company may prepay any portion of the principal amount, plus all accrued and unpaid Interest and all other Obligations of this Note, or repay the Obligations of this Note at Maturity, without premium or penalty and without the prior written consent of the Holder, provided however, that the Company must give the Holder not less than ten (10) Business Days prior written notice of any prepayment intention in order to provide the Holder with the opportunity to convert the Obligations of this Note as provided herein.

Section 3.           Conversion.

(a)       Optional Conversion. Either on or before the Maturity Date at any time after a Qualifying Transaction (“Conversion Date”), at the discretion of the Holder, the Holder may elect, upon written notice to the Company as set forth in Annex B, to convert all or any portion of the Principal Amount of the Note, plus all then accrued and unpaid Interest, into Conversion Shares of the Company at the Conversion Price as set forth in the Agreement.

(b)       Conversion Warrants. Upon conversion of the Note by Holder, the Company shall issue to Holder a Warrant to purchase the Common Stock of the Company as set forth in the Agreement(the “Warrant Shares”).

(c)       Mechanics of Conversion.

EXHIBIT B

(i)        Delivery of Certificate Upon Conversion; Payment of Transfer Taxes. Not later than three (3) Business Days after the Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the Conversion Shares. If Conversion Shares are to be issued in the name of a Person other than the present Holder, the Holder will pay all transfer taxes payable with respect thereto and will deliver the Note for cancellation. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. In lieu of issuing fractional Conversion Shares upon conversion of all or any portion of this Note, the Company shall pay cash in an amount equal to the product of the then applicable Conversion Price Per Conversion Share and the number of fractional shares that would otherwise be issuable hereunder. If less than all of the outstanding principal amount of this Note is converted pursuant to the terms of the Agreement and this Note, the Company will additionally deliver to the Holder an amended and restated Note, containing an original principal amount equal to that portion of the then-outstanding principal amount not converted containing the other terms and provisions of this Note and otherwise in form and substance reasonably satisfactory to the Holder. Upon the conversion of this Note, all rights of the Holder, except the right to receive the Conversion Shares in accordance with the Agreement and this Note, will cease as to that portion of the Note so converted and this Note will no longer be deemed to be outstanding as to that portion of the Note so converted.

(ii)       Failure to Deliver Certificates. If, upon conversion pursuant to Section 3(a), such Conversion Share certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company.

(iii)      Obligation Absolute. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.

(d)       Adjustment . The number of Conversion Shares issuable upon conversion of this Note or any portion thereof (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note or any portion thereof) and the Conversion Price Per Share therefor are subject to adjustment upon the occurrence of any of the following events between the Original Issue Date and the date that all Obligations hereunder are repaid or this Note is converted into Conversion Shares:

EXHIBIT B

    (i)       The Conversion Price Per Share of this Note will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding Conversion Shares. In case of any reorganization, reclassification or similar event involving the Company (or of any other corporation the stock or other securities of which are at the time receivable on the conversion of this Note) after the Original Issue Date, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge with another entity, then, and in each such case, the Holder, upon the conversion of this Note at any time after the consummation of such reorganization, consolidation or merger, will be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation or merger if the Holder had converted this Note immediately prior thereto, subject to further adjustment as provided in this Note, and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) will be made in the application of the provisions in this Section with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in this Section will thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of this Note. The successor or purchasing corporation in any such reorganization, consolidation or merger (if other than the Company) will duly execute and deliver to the Holder a supplement hereto reasonably acceptable to the Holder acknowledging such entity’s obligations under this Note and, in each such case, the terms of the Note will be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation or merger. (iii) In case all the authorized Conversion Shares of the Company is converted, pursuant to the Company’s Certificate of Incorporation, into other securities or property, or the Common Stock otherwise ceases to exist, then, in such case, the Holder, upon conversion of this Note at any time after the date on which the Common Stock is so converted or ceases to exist (the “Termination Date”), will receive, in lieu of the number of Conversion Shares that would have been issuable upon such exercise immediately prior to the Termination Date (the “Former Number of Conversion Shares”), the stock and other securities and property which the Holder would have been entitled to receive upon the Termination Date if the Holder had converted this Note with respect to the Former Number of Conversion Shares immediately prior to the Termination Date (all subject to further adjustment as provided in this Note). The Company will, at its expense, cause an authorized officer promptly to prepare a written certificate showing each adjustment or readjustment of the Conversion Price Per Share or the number of Conversion Shares or other securities issuable upon conversion of this Note and cause such certificate to be delivered to the Holder in accordance with the notice provisions of the Agreement. The certificate will describe the adjustment or readjustment and include a description in reasonable detail of the facts on which the adjustment or readjustment is based. The form of this Note need not be changed because of any adjustment in the Conversion Price Per Share or in the number of Conversion Shares issuable upon its conversion.

Section 4.          Tax Treatment. The Holder and the Company agree to treat this Note and the Obligations evidenced hereby as Indebtedness for federal, state, local and foreign tax purposes.

Section 5.          Use of Proceeds. The Company shall use the proceeds of this Note as set forth in the Agreement.

Section 6.          Ranking. The Obligations of the Company under this Note shall be senior to all other existing and future indebtedness and equity of the Company. Upon any Liquidation Event (as hereinafter defined), the Holder will be entitled to receive, before any distribution or payment is made upon, or set apart with respect to, any indebtedness of the Company or any class of capital stock of the Company, an amount equal to the outstanding Principal Amount plus all accrued interest thereon (if any) plus all expenses due hereunder. For purposes of this Note, “Liquidation Event” means a liquidation pursuant to a filing of a petition for bankruptcy under applicable law or any other insolvency or debtor’s relief, an assignment for the benefit of creditors, or a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Section 7.          Secured Note. The full Principal Amount of this Note, all accrued and unpaid Interest and all expenses and other Obligations due and payable hereunder is secured by the Collateral (as defined in the Security Agreement) identified and described as security therefor in the Security Agreement (as amended and in effect from time to time, the “Security Agreement”) by and between the Company and the Holder and dated the date of this Note as set forth in Annex A hereto which is incorporated herein and made a part hereof (“Security Agreement”).

EXHIBIT B

Section 8.           Events of Default.

(a)       “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)        any default in the payment of; (A) the Principal Amount of, or interest on, this Note and other amounts owing to a Holder under this Note, as and when the same shall become due and payable (whether on a Conversion Date, or the Maturity Date or by acceleration or otherwise) which default is not cured within three (3) Business Days; or

(ii)       the Company shall fail to observe or perform any other covenant or agreement contained in the Note, the Security Agreement, the Warrant or the Agreement which failure is not cured, if possible to cure, within the earlier to occur of: (A) thirty (30) days after notice of such failure sent by the Holder or by any other Holder to the Company or (B) forty-five (45) days after the Company has become or should have become aware of such failure; or

(iii)      any representation or warranty made in this Note, the Security Agreement, the Warrant or the Agreement or any written statement by the Company pursuant hereto or thereto or any other report, financial statement or certificate made or delivered by the Company to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made; or

(iv)      the Company’s notice to the Holder, including by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of this Note into Conversion Shares or the failure to timely deliver the Conversion Shares or the Warrant Shares as required by this Note, the Warrant or the Agreement; or

(v)       any default in the performance or observance of any material covenant, condition or agreement contained in the Agreement, the Warrant or the Security Agreement or any other document related to this transaction that is not covered by any other provisions of this Section; or

(vi)      at any time the Company shall fail to have a sufficient number of shares of Conversion Shares or Warrant Shares authorized, reserved and available for issuance to satisfy the potential conversion in full (disregarding for this purpose any and all limitations of any kind on such conversion) of this Note or upon exercise of the Warrant, respectively; or

(vii)     unless otherwise approved in writing in advance by the Holder, a Change of Control shall be consummated by the Company. A “Change of Control” will occur, as determined in good faith by the Holder, when: (A) when a Person (or Persons acting as a group) acquires (by transfer or issuance) stock that, together with stock already owned by such Person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; or (B) when any Person (or more than one Person acting as a group) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock; or (C) a majority of the members of the Company’s board of directors are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election; or (D) one unrelated Person (or more than one unrelated Person acting as a group) acquires within a 12-month period, assets (including stock or other assets) from the Company’s business that have a total gross fair market value equal to 40% or more of the total gross fair market value of all of the assets of the business immediately before such acquisition or acquisitions; or

EXHIBIT B

(viii)    the Company or any of its Subsidiaries shall: (A) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets; (B) make a general assignment for the benefit of its creditors; (C) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic); (D) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally; (E) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic); (F) take any action to dissolve its corporate existence, wind up its operations or liquidate its assets; (G) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same; or (H) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(ix)      a proceeding or case shall be commenced in respect of the Company or any of its Subsidiaries, without its application or consent, in any court of competent jurisdiction, seeking: (A) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts; (B) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Company or any of its Subsidiaries; or (C) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (A), (B) or (C) shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its Subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company or any of its Subsidiaries and shall continue undismissed, or unstayed and in effect for a period of forty-five (45) days; or

(x)       the occurrence of a Material Adverse Effect in respect of the Company, or the Company and its Subsidiaries taken as a whole as determined in good faith by the Holder.

(b)       Remedies Upon Event of Default. Upon the occurrence of any Event of Default, the Company shall, as promptly as possible but in any event within one Business Day of the occurrence of such Event of Default, notify the Holder of the occurrence of such Event of Default, describing the event or factual situation giving rise to the Event of Default and specifying the relevant subsection or subsections of Section 7(a) hereof under which such Event of Default has occurred. If Any Event of Default occurs:

(i)       as of the date of the Event of Default if there is no cure period, or on the date immediately following the last day of any cure period, the interest rate on this Note shall change to the Default Interest Rate and such interest shall commence to accrue at that rate on such date, which Default Interest shall be paid in cash to the Holder by the Company on the last Business Day of each of March, June, September and December; and,

EXHIBIT B

(ii)       as of the date of the Event of Default if there is no cure period, or on the date immediately following the last day of any cure period, the Holder shall have the right, in its sole and absolute discretion, to declare all or any portion of the outstanding Principal Amount and all accrued and unpaid Interest and all expenses due hereunder immediately due and payable in cash without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind (other than the Holder’s election to declare such acceleration), and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. In addition, upon the occurrence and during the continuation of an Event of Default, the Holder, in its sole and absolute discretion, may exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note, the Agreements, the other transaction documents and applicable law. No course of dealing or delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the rights of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. Upon the payment in full of all amounts owing hereunder (including, without limitation, principal, interest, and all other amounts owing hereunder), the Holder shall promptly surrender this Note for cancellation to or as directed by the Company; and,

(iii)      number of Warrant Shares for which the Warrant will be exercisable will increase to an amount equal to seventy five percent (75%) of the number of shares received by Subscriber from the conversion of the Note; and,

(iv)      take all other action under law or equity to enforce and collect the Obligations due hereunder in any order and in any manner as the Holder may determine in its sole discretion.

Section 9.          Miscellaneous.

(a)       Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company at the address set forth above (or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 9(a)), its facsimile number or its email address, as applicable. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at such Holder’s address appearing on the books of the Company (or such other address as the Holder may specify for such purposes by notice to the Company delivered in accordance with this Section 9(a)), such Holder’s facsimile number or email address, as applicable. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date with receipt acknowledged, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day with receipt acknowledged, (iii) the fourth Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

EXHIBIT B

(b)       Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the Obligations of the Company, which are absolute and unconditional, to pay the principal of, and accrued interest and any expenses, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. The Company will not by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment. The Company shall not set-off any amounts due under this Note. The obligations of the Company and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms herein.

(c)       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company as set forth in the Agreement.

(d)       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted. Each party hereby irrevocably waives personal service of process and consents to process being served in any action or proceeding relating to the enforcement or interpretation of this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e)       Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one (1) or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing and signed by the waiving party. The Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands’ and notices in connection with the delivery, acceptance, performance and enforcement of this Note, AND DOES HEREBY WAIVE TRIAL BY JURY. The Company further acknowledges that the transaction of which this Note is a part is a commercial transaction, and to the extent allowed by applicable law, hereby waives its right to notice and hearing with respect to any prejudgment remedy which the Holder or its successors or assigns may desire to use.

(f)        Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate permitted by law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

EXHIBIT B

(g)       Additional Provisions Regarding Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(h)       Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(i)        Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(j)        Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Executed counterparts of this Note may be delivered by facsimile transmission or by delivery of a scanned counterpart in portable document format (PDF) by e-mail. The signatures in the facsimile or PDF data file will be deemed to have the same force and effect as if the manually signed counterpart had been delivered to the other party in person.

*********************

(Signature Pages Follow)

EXHIBIT B

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

COMPANY (AS BORROWER):

ADAMAS ONE CORP.
a Nevada corporation

By:
John Grdina
Chief Executive Officer

HOLDER (AS LENDER):

[INSERT NAME]

By:
Its:

EXHIBIT B

ANNEX A

SECURITY AGREEMENT

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of April 14, 2021 (this “Agreement”), is among Adamas One Corp., a Nevada corporation (the “Company”), John G. Grdina (the “Guarantor” and together jointly and severally with the Company, the “Debtor”) and the holder(s) of the Company’s eight percent (8%) Senior Secured Convertible Promissory Note, due January 14, 2022, in the original aggregate principal amount of $ ___________ (collectively, the “Notes”) signatory hereto, their endorsees, transferees and assigns (each holder a “Secured Party,” and collectively, the “Secured Parties”). Each of the Company, the Guarantors and the Secured Parties are a “party” to this Agreement, and one or more of them are the “parties” hereto as the context may require.

WITNESSETH:

WHEREAS, pursuant to The Senior Secured Convertible Note Purchase Agreement dated of even date herewith (the “Purchase Agreement”) and the Notes, the Secured Parties have severally agreed to extend loans to the Company evidenced by the Notes; and

WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Notes, the Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties a priority first lien security interest in all of the assets of the Company to secure the prompt payment, performance and discharge in full of all of the Company’s obligations (whether at the stated maturity, by acceleration or otherwise) under the Purchase Agreement and the Notes and the Guarantors’ obligations under the Guarantee (together, the “Obligations”).

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds”, “securities”, and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)          “Collateral” means the collateral in which the Secured Parties are granted a priority first lien security interest by this Agreement and which shall include only the following property of the Company(as defined below):

(i)       All assets of the Company, wherever located or deemed located, now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest including, without limitation, all machinery, equipment, fixtures, goods, inventory, furnishings, computers, software, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, wherever situated, all Intellectual Property, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Company’s businesses and all improvements thereto; and

EXHIBIT B

(ii)        All accounts of the Company; and

(iii)       All chattel paper of the Company; and

(iv)       all commercial tort claims of the Company; and

(v)        all, general intangibles, including: (A) all rights of the Company to receive moneys due and to become due to it thereunder or in connection therewith, (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guarantee with respect thereto, (D) all claims of the Company for damages arising out of any breach of or default thereunder, and (E) all rights of the Company to terminate, amend, supplement, modify or exercise rights or options thereunder; and

(vi)       all documents, deposit accounts, goods, instruments, investment property (including all securities, security entitlements and commodity contracts), and letter of credit rights,

(vii)      all deposits and all money; and

(viii)     all books and records pertaining to the Collateral;

(ix)       and all Proceeds and products of any of the foregoing, and all substitutions or replacements of any Collateral.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9¬406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid priority first lien security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid priority first lien security interest in the proceeds of such asset.

(b)           “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to the intellectual property of the Company, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names, business listings and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

EXHIBIT B

(c)           “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) of any Debtor due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, the Secured Parties, including, without limitation, all obligations under this Agreement, the Purchase Agreement, the Notes, the Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on and all expenses related to, the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Purchase Agreement, the Notes, the Guarantee and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

(d)           “Permitted Liens” shall mean, with respect to any Person: (a) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for the payment of rent or deposits made to secure obligations arising from contractual or warranty refunds, in each case, Incurred in the ordinary course of business; (b) liens imposed by law, such as carriers’, warehousemen’s, materialmen’s, repairmen’s, and mechanics’ liens, in each case, incurred in the ordinary course of business and for sums not yet overdue for a period of more than thirty (30) days or, if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such lien or that are being contested in good faith by appropriate proceedings or other liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of such Person in accordance with generally accepted accounting principles (“GAAP”); (c) liens for taxes, assessments, or other governmental charges, not yet overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (d) liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal, or similar bonds or with respect to other regulatory requirements or letters of credit or bankers’ acceptances issued, and completion guarantees provided for, in each case pursuant to the request of and for the account of such Person in the ordinary course of its business; (e) minor survey exceptions, minor encumbrances, ground leases, easements, or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph and telephone and cable television lines, gas and oil pipelines, and other similar purposes, or zoning, building codes, or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or liens incidental, to the conduct of the business of such Person or to the ownership of its properties in each case which were not incurred in connection with the Notes and which do not materially interfere with the business of the Company; (f) leases, subleases, licenses, or sublicenses (including of Intellectual Property) granted to others in the ordinary course of business and which do not materially interfere with the business of the Company; (g) deposits made or other security provided to secure liabilities to insurance carriers under insurance or self-insurance arrangements in the ordinary course of business; (h) restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with in all material respects; (i) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business; (j) zoning by-laws and other land use restrictions, including, without limitation, site plan agreements, development agreements, and contract zoning agreements; (k) liens arising out of conditional sale, title retention, consignment, or similar arrangements for sale of goods entered into by the Company in the ordinary course of business; (l) liens arising under this Agreement or documents or instruments related to the Notes; and (m) with respect to any mortgaged property, the matters listed as exceptions to title on Schedule B of a standard title policy covering such mortgaged property and the matters disclosed in any survey delivered to the lender with respect to such mortgaged property to the extent such matters are reasonably acceptable to the lender or. For purposes of this definition, the term “indebtedness” shall be deemed to include interest on, and fees, expenses and other obligations payable with respect to, such indebtedness.

EXHIBIT B

(e)           “Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the UCC and, in any event, shall include with respect to the Company, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity (“Person”) as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include: (a) all cash and negotiable instruments received by or held (by the Company or any other Person) on behalf of the Secured Parties, (b) any claim of any Debtor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement or other violation of any patent now or hereafter owned by any Debtor; (ii) past, present or future infringement or dilution or other violation of any trademark now or hereafter owned by any Debtor or injury to the goodwill of the business connected with the use thereof or symbolized thereby, (iii) past, present or future infringement or other violation of any copyright now or hereafter owned by any Debtor, (iv) past, present or future infringement, misappropriation or misuse or other violation or impairment of any other Intellectual Property now or hereafter owned by any Debtor, and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

(f)            “UCC” means the Uniform Commercial Code of the State of Arizona and of South Carolina, or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly, if there are from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.            Grant of Security Interest in Collateral. (a) As an inducement for the Secured Parties to extend the loans as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full of all of the Obligations as set forth in the Purchase Agreement and the Notes, as the case may be, of all of the other Obligations, Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties a priority security interest in and to, a first lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral as defined above (the “Security Interest” and, collectively, the “Collateral”).

EXHIBIT B

(a)           Each Debtor hereby agrees to provide to the Secured Parties or the Collateral Agent promptly upon request, any information reasonably necessary to effectuate the filings or recordings authorized by this Agreement.

(b)           The Security Interest is granted as security only and shall not subject the Secured Parties to, or in any way alter or modify, any obligation or liability of any Debtor with respect to or arising out of the Collateral.

3.             Delivery of Certain Collateral. Contemporaneously or prior to the execution of this Agreement, Debtor shall deliver or cause to be delivered to the Collateral Agent any and all documents, instruments, certificates and all other physical evidence representing any of the other Collateral, in each case, together with all necessary endorsements.

4.             Representations, Warranties, Covenants and Agreements of the Debtor. The Debtor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

(a)       Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of Debtor and no further action is required by Debtor. This Agreement has been duly executed by Debtor. This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b)       Except for the Security Interest granted to the Secured Parties pursuant to this Agreement, and Permitted Liens, Debtor owns, or has valid leaseholds in or the right to use, each item of the Collateral free and clear of any and all liens or other encumbrances. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral that evidences a lien securing any indebtedness is on file or of record in any public office, except such as: (i) have been filed in favor of and for the benefit of the Secured Parties pursuant to this Agreement, (ii) relate to obligations no longer outstanding or are in respect of commitments to lend which have been terminated. No written claim has been received that any Collateral or any Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to any Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Debtor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(c)       Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least thirty (30) days prior to such relocation: (i) written notice of such relocation and the new location thereof (which must be within the United States), and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Collateral to create in favor of the Secured Parties a valid, perfected and continuing perfected first priority lien in the Collateral.

EXHIBIT B

(d)       This Agreement is effective to create in favor of the Secured Parties a valid and perfected first lien security interest in the Collateral, subject only to Permitted Liens, securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder.

(e)       Debtor hereby authorizes the Collateral Agent to file one or more financing statements under the UCC, with respect to the Collateral, with the proper filing and recording agencies in any jurisdiction deemed proper by it. Debtor agrees that at any time and from time to time, at the expense of the Debtor, it will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any applicable law, or which the Collateral Agent may reasonably request, in order: (i) to grant, preserve, protect and perfect the validity and priority of the Security Interest created or intended to be created hereby, or (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the Security Interest created hereby, all at the expense of such Debtor.

(f)       The execution, delivery and performance of this Agreement by the Debtor does not (i) violate any of the provisions of any articles or certificate of incorporation or bylaws or other organizational documents (“Organizational Documents”) of any Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Debtor, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Debtor’s debt or otherwise) or other understanding to which any Debtor is a party or by which any property or asset of any Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of any Debtor) necessary for any Debtor to enter into and perform its obligations hereunder have been obtained.

(g)       Debtor shall at all times maintain the liens and Collateral provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 14 hereof. Each Debtor hereby agrees to defend the same against the claims of any and all Persons and entities. Each Debtor shall safeguard and protect all Collateral and hold it in trust for the account of the Secured Parties. At the request of the Collateral Agent, Debtor will sign and deliver to the Collateral Agent on behalf of the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Collateral Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Collateral Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Collateral hereunder, and Debtor shall obtain and furnish to the Collateral Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Collateral hereunder.

(h)       Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by a Debtor in its ordinary course of business and sales of inventory by a Debtor in its ordinary course of business) without the prior written consent of a Majority in Interest.

EXHIBIT B

(i)       Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage or outside the reach of the Collateral Agent.

(j)       Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Each Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Collateral Agent, that (a) the Collateral Agent or the Secured Parties will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Collateral Agent and such cancellation or change shall not be effective as to the Collateral Agent for at least thirty (30) days after receipt by the Collateral Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Collateral Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default at the expense of the Debtor. If no Event of Default (as defined in the Notes) exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the applicable Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Debtor; provided, however, that payments received by any Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to the Collateral Agent on behalf of the Secured Parties and, if received by Debtor, shall be held in trust for the Secured Parties and immediately paid over to the Collateral Agent unless otherwise directed in writing by the Collateral Agent. Copies of such policies or the related certificates, in each case, naming the Collateral Agent as lender loss payee and additional insured shall be delivered to the Collateral Agent upon the execution of this Agreement and at least annually and at the time any new policy of insurance is issued.

(k)       Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest, through the Collateral Agent, therein.

(l)        Debtor shall permit the Collateral Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Collateral Agent from time to time.

(m)      Debtor shall, sua sponte, take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral without the need for a request therefore from the Collateral Agent.

EXHIBIT B

(n)       Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder and shall promptly take all necessary or appropriate action to remediate, mitigate or eliminate such adverse action at its own expense.

(o)       All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(p)       The Debtor shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business.

(q)          At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the Secured Parties to perfect the security interest created hereby, the applicable Debtor shall deliver such Collateral to the Collateral Agent upon demand.

(r)            Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Collateral Agent regarding the Collateral consistent with the terms of this Agreement without the further consent of any Debtor as contemplated by Section 8-106 (or any successor section) of the UCC. Further, Debtor agrees that it shall not enter into a similar agreement (or one that would confer “control” within the meaning of Article 8 of the UCC) with any other Person or entity.

(s)            Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Collateral Agent, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the applicable Debtor shall cause the underlying chattel paper to be “marked” within the meaning of Section 9-105 of the UCC (or successor section thereto).

(t)            Debtor shall immediately provide written notice to the Secured Parties of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Collateral in such accounts and proceeds thereof, shall execute and deliver to the Collateral Agent an assignment of claims for such accounts and cooperate with the Collateral Agent in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Collateral in such accounts and proceeds thereof.

(u)           Debtor will from time to time, at the joint and several expense of the Debtor, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

EXHIBIT B

5.             Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Collateral Agent’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which any Debtor is subject or to which any Debtor is party.

6.             Defaults. The following events shall be “Events of Default”:

(a)            The occurrence of an Event of Default (as defined in the Notes) under the Notes;

(b)           Any representation or warranty of any Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

(c)           The failure by any Debtor to observe or perform any of its obligations hereunder for five (5) days after delivery to Debtor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and Debtor is using best efforts to cure same in a timely fashion, provided that if no cure is provided to the satisfaction of the Secured Parties within ten (10) days after such notice, then the failure shall be deemed an Event of Default; or

(d)           If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Debtor, or a proceeding shall be commenced by any Debtor, or by any governmental authority having jurisdiction over any Debtor, seeking to establish the invalidity or unenforceability thereof, or any Debtor shall deny that any Debtor has any liability or obligation purported to be created under this Agreement.

7.            Duty To Hold In Trust.

(a)            Upon the occurrence of any Event of Default and at any time thereafter, Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Collateral, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties, pro-rata in proportion to their respective then-currently outstanding principal amount of Notes for application to the satisfaction of the Obligations (and if any Note is not outstanding, pro-rata in proportion to the initial purchases of the remaining Notes).

(b)           If any Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of pledged securities or instruments representing pledged securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of Debtor or any of its direct or indirect subsidiaries) in respect of the pledged securities (whether as an addition to, in substitution of, or in exchange for, such pledged securities or otherwise), Debtor agrees to: (i) accept the same as the Collateral Agent of the Secured Parties; and (ii) hold the same in trust on behalf of and for the benefit of the Secured Parties; and (iii) to deliver any and all certificates or instruments evidencing the same to Collateral Agent on or before the close of business on the fifth business day following the receipt thereof by Debtor, in the exact form received together with the necessary endorsements, to be held by Collateral Agent subject to the terms of this Agreement as Collateral.

EXHIBIT B

8.           Rights and Remedies Upon Default.

(a)         Upon the occurrence of any Event of Default and at any time thereafter, the Secured Parties, acting through the Collateral Agent, shall have the right to exercise all of the remedies conferred hereunder and under the Purchase Agreement and the Notes, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Collateral Agent, for the benefit of the Secured Parties, shall have the following rights and powers:

(i)         The Collateral Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any Person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and Debtor shall assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at Debtor’s premises or elsewhere, and make available to the Collateral Agent, without rent, all of Debtor’s respective premises and facilities for the purpose of the Collateral Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)        Upon notice to the Debtor by Collateral Agent, all rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Collateral Agent shall have the right to receive, for the benefit of the Secured Parties, any interest, cash dividends or other payments on the Collateral and, at the option of Collateral Agent, to exercise in such Collateral Agent’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Collateral Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

(iii)       The Collateral Agent shall have the right to operate the business of Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Collateral Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to any Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Collateral Agent, for the benefit of the Secured Parties, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.

(iv)       The Collateral Agent shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Collateral Agent, on behalf of the Secured Parties, and to enforce the Debtor’s rights against such account debtors and obligors. Anything herein to the contrary notwithstanding, each Debtor shall remain liable under each of the accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Unless the Collateral Agent has expressly in writing assumed the obligations and liabilities with respect thereto, and released the Debtors therefrom, neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

EXHIBIT B

(v)       The Collateral Agent, for the benefit of the Secured Parties, may (but is not obligated to) direct any financial intermediary or any other Person or entity holding any investment property to transfer the same to the Collateral Agent, on behalf of the Secured Parties, or its designee and all Proceeds received by any Debtor consisting of cash, checks and other near cash items shall be held by such Debtor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Debtor, and shall, forthwith upon receipt by such Debtor, be turned over to the Collateral Agent in the exact form received by such Debtor (duly endorsed by such Debtor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its dominion and control and on terms and conditions reasonably satisfactory to the Collateral Agent. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Debtor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied.

(vi)       The Collateral Agent may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Parties or any designee or any purchaser of any Collateral.

a.           The Collateral Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Collateral Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Collateral Agent sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

b.           For the purpose of enabling the Collateral Agent to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, Debtor hereby grants to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

EXHIBIT B

(vii)     Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Collateral Agent in enforcing the Secured Parties’ rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Parties (based on then-outstanding principal amounts of Notes at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the applicable Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtors will be personally liable, jointly and severally, for the deficiency, together with interest thereon, at the rate of 15% per annum or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees and expenses of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

(viii)     Securities Law Provision. Each Debtor recognizes that Collateral Agent may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the “Securities Laws”), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the pledged securities set forth in Schedule A (the “Pledged Securities”) for their own account, for investment and not with a view to the distribution or resale thereof. Each Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Collateral Agent has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. Each Debtor shall cooperate with Collateral Agent in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Collateral Agent) applicable to the sale of the Pledged Securities by Collateral Agent.

(ix)       Costs and Expenses. Each Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Collateral Agent. The Debtor shall also pay all other claims and charges which in the reasonable opinion of the Collateral Agent is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Collateral therein. The Debtor will also, upon demand, pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and Collateral Agents, which the Collateral Agent, for the benefit of the Secured Parties, may incur in connection with the creation, perfection, protection, satisfaction, foreclosure, collection or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement and pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and Collateral Agents, which the Collateral Agent, for the benefit of the Secured Parties, and the Secured Parties may incur in connection with: (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

EXHIBIT B

(x)        Responsibility for Collateral. The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) neither the Collateral Agent nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by Debtor thereunder. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to any of the Collateral, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent or any Secured Party may be entitled at any time or times.

(xi)       Collateral Absolute. All rights of the Secured Parties and all obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Purchase Agreement, the Notes or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Notes or any other agreement entered into in connection with the foregoing; (c) any exchange, release or non-perfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Collateral granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Debtor waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

(xii)      Term of Agreement. This Agreement and the Collateral shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and all other Obligations under the Purchase Agreement have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

(xiii)     Power of Attorney; Further Assurances.

EXHIBIT B

a.            Each Debtor authorizes the Collateral Agent, and does hereby make, constitute and appoint the Collateral Agent and its officers, Collateral Agents, successors or assigns with full power of substitution, as Debtor’s true and lawful attorney-in-fact, with power, in the name of the Collateral Agent or Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Collateral Agent; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Collateral Agent, and at the expense of the Debtor, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Collateral Agent deems necessary to protect, preserve and realize upon the Collateral and the Collateral granted therein in order to effect the intent of this Agreement and the Notes all as fully and effectually as the Debtor might or could do; and Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which any Debtor is subject or to which any Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

b.           On a continuing basis, Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Collateral Agent, to perfect the Collateral granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Collateral Agent the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c)          Each Debtor hereby irrevocably appoints the Collateral Agent as Debtor’s attorney-in-fact, with full authority in the place and instead of Debtor and in the name of Debtor, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets, ” “all assets now owned or hereafter acquired” or “all personal property” or words of like import, and ratifies all such actions taken by the Collateral Agent. Each Debtor hereby also authorizes thethe Collateral Agent, at any time and from time to time, to file continuation statements with respect to previously filed financing statements.

(d)          This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(xiv)     Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement.

EXHIBIT B

(xv)      Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person, firm, corporation or other entity, then the Collateral Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

(xvi)     Appointment of Collateral Agent. The Secured Parties may appoint a Person to act on their behalf with respect to the Collateral pledged hereby (the “Collateral Agent”) and any action to be taken hereunder by the Secured Parties may be taken by the Collateral Agent on their behalf and in their place and stead without further action on the part of the Secured Parties. The name and contact information of the Collateral Agent and any replacement Collateral Agent shall be provided in writing to the Debtor at any time or from time to time and shall be binding upon the parties hereto without more. Any reference herein to the Collateral Agent or to the Secured Parties may apply to either or both as the context may require. The fees and reasonable expenses of the Collateral Agent shall be the obligation of the Debtor which hereby agrees to pay such fees and expenses upon demand. Any such appointment shall continue until revoked in writing by a majority of the then outstanding principal balance in interest of the Notes (the “Majority in Interest”), at which time a Majority in Interest shall appoint a new Collateral Agent. The Collateral Agent, if any, shall have the rights, responsibilities and immunities set forth in Schedule B hereto.

(xvii)    Miscellaneous.

a.            Guarantors hereby irrevocably and unconditionally guarantees to the Secured Parties and their successors and assigns the payment and performance of the Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise and the performance of this Agreement.

b.           No course of dealing between the Debtor and the Secured Parties or the Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties or the Collateral Agent, any right, power or privilege hereunder or under the Purchase Agreement or the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

c.            All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

d.           This Agreement, the Purchase Agreement and the Notes, together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtor and the Secured Parties holding 67% or more of the principal amount of Notes then outstanding, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

EXHIBIT B

e.            If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

f.            No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

g.           This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company and the Guarantors may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Secured Party (other than by merger). Any Secured Party may assign any or all of its rights under this Agreement to any Person (as defined in the Purchase Agreement) to whom such Secured Party assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Parties.”

h.            Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

i.             Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona, without regard to the principles of conflicts of law thereof. Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement, the Purchase Agreement and the Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or Collateral Agents) shall be commenced exclusively in the state and federal courts sitting in Maricopa County. Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, Debtor hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in the Maricopa County, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(i)           This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

EXHIBIT B

(j)           Debtor shall indemnify, reimburse and hold harmless the Collateral Agent and the Secured Parties and their respective partners, members, shareholders, officers, directors, employees and agents, including Alexander Capital, L.P., the Company’s placement agent for the Notes (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from the Purchase Agreement, the Notes, this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, non-appealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Notes, the Purchase Agreement (as such term is defined in the Notes) or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(k)          Nothing in this Agreement shall be construed to subject Collateral Agent or any Secured Party to liability as a fiduciary, joint venturer, agent or partner in any Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in any Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Collateral Agent or any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any Debtor or any of its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for Debtor as a partner or member, as applicable, pursuant hereto.

(l)           To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, the Debtor hereby grants such consent and approval and waives any such noncompliance with the terms of said documents.

(m)         Debtor further agrees that, if any payment made by the Company or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to the Company, its estate, trustee, receiver or any other Person, including any Debtor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any lien or other Collateral securing the obligations of any debtor in respect of the amount of such payment.

EXHIBIT B

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

ADAMAS ONE CORP.

By:
Name: John Grdina
Title: CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

EXHIBIT B

SIGNATURE PAGE OF HOLDERS TO CONVERTIBLE NOTES

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Signature of Authorized Signatory of Investing entity:

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Signature of Authorized Signatory of Investing entity:

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Title of Authorized Signatory:

Name of Investing Entity:

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Name of Investing Entity:

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Name of Investing Entity:

Signature of Authorized Signatory of Investing entity:

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Title of Authorized Signatory: